Supplement to the Prospectuses and Statement of Additional Information

CREDIT SUISSE GLOBAL FIXED INCOME FUND, INC.

The following information supersedes certain information in the fund's Prospectuses and Statement of Additional Information.

Background

On December 31, 2008, Credit Suisse announced it had signed an agreement to sell parts of its Global Investors traditional asset management business to Aberdeen Asset Management PLC ("Aberdeen PLC"). Aberdeen PLC is an international investment management group located in the United Kingdom, managing assets for both institutions and private individuals from offices located around the world. The transaction with Aberdeen PLC (the "Transaction") includes Credit Suisse Asset Management Limited (U.K.) ("CSAM UK"), the investment sub-adviser to Credit Suisse Global Fixed Income Fund, Inc. (the "Fund"). Effective June 30, 2009, the portion of the Transaction that includes CSAM UK closed, resulting in the termination of the investment sub-advisory agreement among the Fund, Credit Suisse Asset Management, LLC ("CSAM"), the investment adviser to the Fund, and CSAM UK.

New Interim Sub-Adviser

On January 15, 2009, February 18, 2009 and March 11, 2009, at meetings (the "Meetings") of the Board of Directors of the Fund (the "Credit Suisse Board"), the Credit Suisse Board, to minimize potential disruptions in the management of the Fund resulting from the termination of the investment sub-advisory agreement with CSAM UK, considered, and on March 11, 2009, unanimously approved, an interim investment sub-advisory agreement among the Fund, CSAM and Aberdeen Asset Management Investment Services Limited ("AAMISL") and Aberdeen Asset Management Inc. ("AAMI," and together with AAMISL, the "Aberdeen Subadvisers"). The Aberdeen Subadvisers are wholly owned subsidiaries of Aberdeen PLC.

The interim investment sub-advisory agreement became effective on July 1, 2009. As of that date, CSAM will serve as the investment adviser and the Aberdeen Subadvisers will serve as interim sub-advisers to the Fund. The interim sub-advisory agreement will be effective for up to 150 days from June 30, 2009. Except for the effective dates, termination dates and escrow provisions with respect to advisory fees, the terms and conditions of the interim sub-advisory agreement, including fees, are identical to those of the investment sub-advisory agreement among the Fund, CSAM and CSAM UK.

New Portfolio Managers

Beginning July 1, 2009, the Fund's current portfolio management team of Joanne Gilbert, Kam T. Poon and Bryan Wallace will no longer serve as portfolio managers of the Fund. The Aberdeen Subadvisers will sub-advise the Fund through their Global Fixed Income Team, with the following members expected to have the most significant responsibility for the day-to-day management of the Fund:

Annette Fraser, Portfolio Manager – Europe, Middle East, Africa

Annette Fraser is a portfolio manager on the Global Fixed Income Team. Ms. Fraser joined Aberdeen PLC when it acquired Deutsche Asset Management's London and Philadelphia fixed income businesses in 2005. Ms. Fraser joined Deutsche Asset Management in 1990 as a portfolio manager in the Fixed Income Team where she managed global, European and U.S. core plus mandates. Ms. Fraser graduated with a MA in Economics from St Andrews University.

Nik Hart, Head of European Investment Grade

Nik Hart is head of European investment grade fixed income. Mr. Hart joined Aberdeen PLC when it acquired Deutsche Asset Management's London and Philadelphia fixed income businesses in 2005. At Deutsche Asset Management he held the role of Head of Credit in London and managed UK and Euro credit portfolios. Mr. Hart had joined Deutsche Asset Management in 1992 as a graduate of Exeter University with a BA (Hons).

Timothy Vile, Head of Global Credit

Timothy Vile is a senior portfolio manager on the U.S. Fixed Income Team. Mr. Vile joined Aberdeen PLC when it acquired Deutsche Asset Management's London and Philadelphia fixed income businesses in 2005. Mr. Vile held a similar role at Deutsche Asset Management, which he joined in 1991 from Equitable Capital Management where he was a portfolio manager for fixed income portfolios. Mr. Vile graduated with a BS from Susquehanna University, and is a CFA Charterholder.

Matt Cobon, Head of Currency

Matt Cobon is head of the Fixed Income Currency Team. Mr. Cobon joined Aberdeen PLC when it acquired Deutsche Asset Management's London and Philadelphia fixed income businesses in 2005. He held a similar role at Deutsche Asset Management, which he joined in 2001. Mr. Cobon started his career at Citibank advising global fixed income and currency fund managers on the active management of their currency exposures. Mr. Cobon graduated with a BSc (Hons) from Warwick University.

Simon Hancock, Portfolio Analyst

Simon Hancock is a portfolio analyst on the European Fixed Income Desk, responsible for global and European mandates. Mr. Hancock joined Aberdeen PLC when it acquired Deutsche Asset Management's London and Philadelphia fixed income businesses in 2005. Mr. Hancock held a similar role at Deutsche Asset Management, which he joined in 1997. Previously, he worked at Bank Julius Baer.

Board and Shareholder Approval of Reorganization Agreement

The Credit Suisse Board, in addition to approving the interim sub-advisory agreement, approved at the Meetings an agreement and plan of reorganization (the "Reorganization Agreement") whereby the Fund would participate in a reorganization ("Reorganization") that would allow it to continue to operate as the Aberdeen Global Fixed Income Fund, a new series of Aberdeen Funds. AAMI is the adviser for the Aberdeen Global Fixed Income Fund and AAMISL and Aberdeen Asset Management Asia Limited serve as the sub-advisers to the Aberdeen Global Fixed Income Fund. Shareholders of the Fund approved the Reorganization Agreement effective June 25, 2009. The Reorganization Agreement is subject to certain closing conditions and termination rights, including the Credit Suisse Board's right to terminate the Reorganization Agreement if it determines that proceeding with the Reorganization is inadvisable for the Fund.

Dated: July 2, 2009	16-0709 for GFI-PRO-CMN GFI-PRO-LOAD 2009-017